Reserves (Tables)	12 Months Ended
Dec. 31, 2018
Insurance Loss Reserves [Abstract]
Schedule of Reserve Information of the Company’s Major Product Lines
The following table provides a roll forward of the Company’s beginning and ending claims and benefits payable balances. Claims and benefits payable is the liability for unpaid loss and loss adjustment expenses and is comprised of case and IBNR reserves.
Since unpaid loss and loss adjustment expenses are estimates, the Company’s actual losses incurred may be more or less than the Company’s previously developed estimates, which is referred to as either unfavorable or favorable development, respectively.
The best estimate of ultimate loss and loss adjustment expense is generally selected from a blend of methods that are applied consistently each period. There have been no significant changes in the methodologies and assumptions utilized in estimating the liability for unpaid loss and loss adjustment expenses for any of the periods presented.

	Years Ended December 31,
	2018	2017	2016
Claims and benefits payable, at beginning of year	$89.3	$96.7	$107.1
Less: Reinsurance ceded and other	(89.2)	(96.5)	(42.5)
Net claims and benefits payable, at beginning of year	0.1	0.2	64.6
Incurred losses and loss adjustment expenses related to:
Current Year	0.2	0.3	5.6
Prior year's interest	—	—	0.5
Prior years	—	—	(2.9)
Total incurred losses and loss adjustment expenses	0.2	0.3	3.2
Paid losses and loss adjustment expenses related to:
Current year	0.2	0.3	5.5
Prior years	—	0.1	62.1
Total paid losses and loss adjustment expenses	0.2	0.4	67.6
Net claims and benefits payable, at end of year	0.1	0.1	0.2
Plus: Reinsurance ceded and other	94.3	89.2	96.5
Claims and benefits payable, at end of year	$94.4	$89.3	$96.7